CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                   FORM 8-K/A


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


         Date of Event: March 24, 2003 (date of earliest event reported)



                              NEXIA HOLDINGS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
         (State or other jurisdiction of incorporation or organization)



        033-22128D                                488159-10-4
        ----------                                -----------
 (Commission File Number)            (IRS Employer Identification Number)

                 268 West 400 South, Suite 300, Salt Lake City,
                   Utah 84101 (Address of principal executive
                                    offices)

                                 (801) 575-8073
                                 --------------
              (Registrant's telephone number, including area code)








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ITEM 4. Changes in Registrant's Certifying Accountant

On March 24, 2003, Nexia Holdings, Inc., ("Nexia") terminated its client-auditor relationship with Tanner + Co ("Tanner") as its principal accountant engaged to audit Nexia's financial statements. The audit report of Tanner for the fiscal year, 2001, and subsequent interim periods (the "reporting periods") have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as noted when there is doubt about ability to continue as a going concern. In connection with the reporting periods, Nexia has had no disagreements with Tanner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Tanner to make reference in connection with their opinion to the subject matter of the disagreement. Additionally, during the reporting period there were no reportable events, as defined in Item 304(a)(1)(iv) of Regulation S-B. The Company has received a comment letter from the Securities and Exchange Commission (SEC) relating to the recognition of revenue for consulting services when payment for such services is received in the form of restricted marketable securities. Our previous independent auditors have notified us that the comment letter from the SEC has not been resolved to their satisfaction prior to their dismissal as the independent auditors and that if investigated further might materially impact the fairness or reliability of the previously issued audit report or the underlying financial statements. Subsequent filings of financial statements have been made to revise the recognition of revenue for consulting services when payment was received in the form of restricted marketable securities in response to the issues raised by that comment letter. Nexia provided Tanner a copy of this amended report prior to filing it with the Securities Exchange Commission ("SEC"). Nexia requested that Tanner furnish Nexia with a consent letter stating whether Tanner agrees with the above statements, a copy of which is filed as
Exhibit 16(i) to this Form 8-K/A.
On March 24, 2003, Nexia retained HJ & Associates, L.L.C., of Salt Lake City, Utah ("HJ&A"), to be its principal accountant, engaged to audit Nexia's financial statements. This action was taken to replace the Utah based firm of Tanner + Co ("Tanner"). Tanner and Nexia have had no disagreements over management practices or accounting policies. The change in auditors becomes effective March 24, 2003. Nexia's Board of Directors approved the engagement of HJ&A as the principal accountant.
Prior to engaging HJ&A, Nexia did not consult with HJ&A regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Nexia's financial statements, or any other financial presentation, whatsoever.





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ITEM 7. Financial Statements and Exhibits

The following exhibits are included as part of this report:

  Exhibit No.     Page No.    Description
--------------- ------------  -------------------------------------------------

     16(i)           3        Letter from Tanner stating that it has reviewed
                              the Form 8-K/A and has no objection to the statements made within it.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 29th day of July, 2003.

                       Nexia Holdings, Inc.


                        /s/ Richard Surber
                      ------------------------------------
                      Richard Surber, President



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Exhibit 16(i)
                                              Tanner + Co, Letterhead
                                           Certified Public Accountants

July 29, 2003

Securities & Exchange Commission
Washington D.C.  20549

Ladies and Gentlemen:

We were previously the independent auditors of Nexia Holdings, Inc. (formerly Kelly's Coffee Group, Inc.) and, under the date of February 19, 2002, we reported on the balance sheet of Nexia Holdings, Inc. as of December 31, 2001, and the related statements of operations, stockholders' deficit, and cash flows for the year then ended. On March 24, 2003 we were dismissed as the independent auditors of Nexia Holdings, Inc. We have read Nexia Holdings, Inc.'s statements included under Item 4 of its Form 8-K dated March 24, 2003, and we agree with such statement, except that we are not in a position to agree or disagree with Nexia Holdings, Inc.'s statements that the change of accountants was approved by the registrant's board of directors, or any of the matters related to the engagement of HJ & Associates, LLC as principal accountants.

Very truly yours,

/s/ Tanner + Co.



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